UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET LIMITED DURATION BOND

PORTFOLIO

FORM N-Q

MARCH 31, 2011

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 35.9%
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.5%
Daimler Finance NA LLC, Senior Notes	0.919%	3/28/14	$200,000	$200,061	(a)(b)
Honda Motor Co., Ltd., Notes	0.531%	8/28/12	150,000	149,940	(a)(b)(c)

Total Automobiles				350,001

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	140,000	162,779
Walt Disney Co., Senior Notes	4.700%	12/1/12	160,000	169,975

Total Media				332,754

Multiline Retail - 0.2%
Macy’s Retail Holdings Inc., Senior Notes	5.350%	3/15/12	150,000	154,500

TOTAL CONSUMER DISCRETIONARY				837,255

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	180,000	190,126
Diageo Capital PLC	5.200%	1/30/13	210,000	225,093
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	70,000	71,367

Total Beverages				486,586

Food & Staples Retailing - 0.1%
Kroger Co., Notes	3.900%	10/1/15	80,000	83,036

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	220,000	225,158

Tobacco - 0.7%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	58,311
Altria Group Inc., Senior Notes	9.250%	8/6/19	10,000	13,051
Philip Morris International Inc.	4.875%	5/16/13	300,000	321,694
Reynolds American Inc., Senior Notes	7.250%	6/1/13	120,000	134,228

Total Tobacco				527,284

TOTAL CONSUMER STAPLES				1,322,064

ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	110,000	125,573
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	40,000	40,879
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	40,000	43,259
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	30,000	30,168
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	260,000	267,945
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	370,000	407,240
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	90,000	117,472
Pemex Project Funding Master Trust, Senior Notes	0.910%	12/3/12	320,000	319,520	(a)(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	130,000	130,869
Shell International Finance BV, Senior Notes	1.875%	3/25/13	60,000	61,076

TOTAL ENERGY				1,544,001

FINANCIALS - 25.2%
Capital Markets - 3.9%
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	300,000	332,587
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	210,000	219,511
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	100,000	106,667
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	180,000	193,292
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	60,920
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	290,000	81,200	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	700,000	196,000	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	570,000	57	(b)(d)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	200,000	20	(d)
Macquarie Bank Ltd.	2.600%	1/20/12	580,000	589,800	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	450,000	484,749
Morgan Stanley, Senior Notes	2.812%	5/14/13	300,000	310,573	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	$270,000	$276,727

Total Capital Markets				2,852,103

Commercial Banks - 14.0%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	202,594	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	140,000	141,203	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	300,000	287,788	(a)
Bank of Nova Scotia, Senior Notes	0.560%	3/5/12	280,000	280,349	(b)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	310,000	317,508	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	40,666	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	103,641	(a)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	160,000	162,801
BNP Paribas, Senior Notes	1.203%	1/10/14	100,000	100,599	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	280,000	269,082	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	120,000	119,924	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	530,000	547,776	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	150,000	155,722	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	200,000	199,993	(a)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	130,000	130,576	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000	107,000	(a)(b)(f)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	550,000	546,079	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	300,000	298,194	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	300,000	304,998	(a)
Glitnir Banki HF, Notes	5.815%	1/21/21	720,000	219,600	(a)(b)(d)(e)
ING Bank NV, Secured Bonds	2.500%	1/14/16	330,000	316,565	(a)
International Bank for Reconstruction & Development, Bonds	1.125%	7/6/12	340,000	340,586
Landsbanki Islands HF	7.431%	10/19/17	140,000	0	(a)(c)(d)(e)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	410,000	32,800	(a)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	250,000	254,121
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	150,000	152,778	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	103,548	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	360,000	359,323	(a)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	350,000	337,707
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	360,000	358,821	(a)(b)(f)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	220,000	228,662
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	96,705	(a)
Sparebanken 1 Boligkreditt, Secured Bonds	1.250%	10/25/13	200,000	197,951	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	99,555	(a)
Swedbank AB, Secured Bonds	0.759%	3/28/14	300,000	300,009	(a)(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/20/11	770,000	706,475	(b)(f)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	210,000	211,241
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	150,000	147,698
Westpac Banking Corp.	0.443%	4/19/11	500,000	500,036	(a)(b)
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	350,000	356,026
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	578,868	(a)

Total Commercial Banks				10,215,568

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	153,000	164,667
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	127,000	136,366
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	161,600
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	120,000	134,400

Total Consumer Finance				597,033

Diversified Financial Services - 4.3%
Bank of America Corp., Senior Notes	4.500%	4/1/15	30,000	31,152
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	119,606
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	64,716
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	500,000	522,102
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	250,000	236,705	(a)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Senior Notes	5.875%	2/15/12	$600,000	$627,764
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	310,000	318,525	(b)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	200,000	211,596
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/29/49	240,000	240,355	(b)
Private Export Funding Corp., Notes	4.950%	11/15/15	240,000	266,747
Svensk Exportkredit AB	1.750%	10/20/15	220,000	213,501
TNK-BP Finance SA	6.875%	7/18/11	190,000	193,078	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	130,000	132,512	(a)

Total Diversified Financial Services				3,178,359

Insurance - 2.1%
American International Group Inc., Senior Notes	3.650%	1/15/14	300,000	305,142
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	220,000	224,676
MetLife Inc., Senior Notes	2.375%	2/6/14	230,000	230,311
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	170,000	173,356	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	140,000	142,739
Suncorp-Metway Ltd., Senior Notes	1.803%	7/16/12	450,000	458,359	(a)(b)

Total Insurance				1,534,583

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	60,000	63,112

TOTAL FINANCIALS				18,440,758

HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.4%
Baxter International Inc., Senior Notes	1.800%	3/15/13	130,000	131,652
Medtronic Inc., Senior Notes	3.000%	3/15/15	170,000	174,924

Total Health Care Equipment & Supplies				306,576

Health Care Providers & Services - 0.2%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	110,000	116,817

Pharmaceuticals - 0.3%
Teva Pharmaceutical Finance III BV, Senior Notes	0.809%	3/21/14	250,000	250,881	(b)

TOTAL HEALTH CARE				674,274

INDUSTRIALS - 1.2%
Airlines - 0.8%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	260,466	276,745
Continental Airlines Inc., Pass-Through Certificates	6.545%	8/2/20	168,111	178,198
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	163,960	171,338

Total Airlines				626,281

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	120,000	125,250

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	140,000	157,442

TOTAL INDUSTRIALS				908,973

MATERIALS - 0.5%
Chemicals - 0.4%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	64,656
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	170,000	176,292

Total Chemicals				240,948

Metals & Mining - 0.1%
Vale Overseas Ltd., Notes	6.250%	1/23/17	80,000	89,050

TOTAL MATERIALS				329,998

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.3%
AT&T Inc., Senior Notes	4.850%	2/15/14	250,000	270,357
Qwest Corp., Notes	8.875%	3/15/12	130,000	139,100
Telefonica Emisiones SAU	0.641%	2/4/13	400,000	396,219	(b)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	100,000	127,945

Total Diversified Telecommunication Services				933,621

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	100,000	102,896

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - continued
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	$260,000	$261,098
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	336,492

Total Wireless Telecommunication Services				700,486

TOTAL TELECOMMUNICATION SERVICES				1,634,107

UTILITIES - 0.8%
Electric Utilities - 0.8%
FirstEnergy Corp., Notes	6.450%	11/15/11	5,000	5,150
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	160,000	167,852
Pacific Gas & Electric Co.	4.800%	3/1/14	400,000	429,565

TOTAL UTILITIES				602,567

TOTAL CORPORATE BONDS & NOTES (Cost - $27,879,925)				26,293,997

ASSET-BACKED SECURITIES - 11.1%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.580%	1/25/36	240,000	197,555	(b)
ARI Fleet Lease Trust, 2010-A A	1.705%	8/15/18	72,053	72,586	(a)(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.075%	8/25/33	180,000	151,339	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.878%	5/28/44	46,617	44,148	(b)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.470%	12/25/36	105,901	95,088	(a)(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.359%	11/25/33	400,000	365,674	(b)
Chase Issuance Trust, 2006-A5 A	0.275%	11/15/13	600,000	599,640	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	470,000	479,963
Countryplace Manufactured Housing Contract Trust, 2007-1 A2	5.232%	7/15/37	91,004	91,004	(a)(b)(c)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	534,046	537,409
Countrywide Home Equity Loan Trust, 2004-O	0.535%	2/15/34	40,776	24,075	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.405%	11/15/36	224,787	170,814	(b)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.250%	5/26/37	121,579	112,965	(a)(b)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	200,000	200,057
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	100,000	99,999	(a)(c)
Green Tree, 2008-MH1 A1	7.000%	4/25/38	214,972	220,881	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	273,582	(a)
MASTR Specialized Loan Trust, 2006-2	0.510%	2/25/36	210,460	127,226	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.510%	6/25/46	355,312	217,732	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A	0.608%	12/7/20	553,236	553,816	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	1,090,000	1,118,770	(b)
Nissan Master Owner Trust Receivables, 2010-AA A	1.405%	1/15/15	290,000	293,150	(a)(b)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	127,022	127,830	(b)
SACO I Trust, 2006-3 A3	0.710%	4/25/36	381,894	139,391	(b)
SLM Student Loan Trust, 2003-11 A4	0.500%	6/15/20	63,845	63,650	(b)
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	200,000	190,000	(a)(b)
SLM Student Loan Trust, 2005-10 A4	0.413%	10/25/19	148,877	147,856	(b)
SLM Student Loan Trust, 2006-5 A5	0.413%	1/25/27	200,000	189,125	(b)
SLM Student Loan Trust, 2007-2 A2	0.303%	7/25/17	188,294	186,869	(b)
SLM Student Loan Trust, 2007-6 A1	0.473%	4/27/15	88,603	88,584	(b)
SLM Student Loan Trust, 2008-1 A2	0.653%	10/25/16	200,000	200,491	(b)
Specialty Underwriting & Residential Finance,
2003-BC4 M1	1.150%	11/25/34	217,326	180,272	(b)
Structured Asset Securities Corp., 2004-SC1	8.505%	12/25/29	58,903	58,378	(a)(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	197,777	208,954	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	34,127
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.954%	10/20/14	228,970	230,907	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $8,426,608)				8,093,907

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5%
American Home Mortgage Investment Trust, 2005- SD1 1A1	0.700%	9/25/35	$336,989	$199,222	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	61,151	41,490	(b)
Banc of America Mortgage Securities, 2003-D	2.922%	5/25/33	64,749	62,746	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.600%	8/25/35	249,702	198,564	(a)(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.974%	1/25/35	128,630	119,636	(b)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	291,156	303,878	(b)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.570%	7/25/35	242,912	148,899	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.120%	8/25/35	186,161	116,880	(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.331%	8/25/47	374,012	289,613	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.554%	11/20/35	224,864	147,968	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.530%	11/25/35	108,236	103,658	(b)
Countrywide Home Loans, 2005-R3 AF	0.650%	9/25/35	288,854	258,528	(a)(b)
CS First Boston Mortgage Securities Corp., 2004- AR5 7A2	2.700%	6/25/34	185,278	183,554	(b)
CS First Boston Mortgage Securities Corp., 2004- AR6 1A1	2.700%	10/25/34	88,743	88,216	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.961%	12/29/45	281,746	282,197	(a)(b)(c)
Federal National Mortgage Association (FNMA), 2002-83 MD	5.000%	9/25/16	132,818	134,211
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.544%	10/25/34	163,009	145,607	(b)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	185,191	185,949
Government National Mortgage Association (GNMA), 2010-H02 FA	0.941%	2/20/60	403,886	406,031	(b)(c)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.811%	3/20/60	206,916	206,792	(b)(c)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.261%	5/20/60	237,992	241,181	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.710%	11/20/60	409,197	405,616	(b)(c)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.760%	2/20/61	168,700	168,700	(b)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	200,000	202,726	(a)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.600%	9/25/35	299,341	256,031	(a)(b)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.651%	2/25/35	139,861	101,934	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	200,000	207,584
Luminent Mortgage Trust, 2006-7 2A2	0.470%	12/25/36	832,253	197,407	(b)
Medallion Trust, 2003-1G A	0.499%	12/21/33	25,308	24,600	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.098%	1/25/29	11,959	11,653	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.625%	2/25/34	154,526	154,079	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	200,000	208,110
NCUA Guaranteed Notes, 2011-R1 1A	0.709%	1/8/20	176,808	177,029	(b)
Prime Mortgage Trust, 2005-2 2A1	7.182%	10/25/32	74,406	74,047	(b)
Residential Asset Mortgage Products Inc., 2004- SL1	7.000%	11/25/31	23,667	23,811
Residential Asset Mortgage Products Inc., 2004- SL2 A4	8.500%	10/25/31	18,280	19,586
Residential Asset Mortgage Products Inc., 2005- SL1 A7	8.000%	5/25/32	351,992	333,729
Sequoia Mortgage Trust, 2003-2 A2	1.133%	6/20/33	18,976	15,371	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.998%	7/20/34	91,800	79,972	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.571%	6/25/35	273,611	218,880	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.589%	6/25/33	441,176	431,267	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5% (continued)
Structured Asset Securities Corp., 2004-NP1 A	0.650%	9/25/33	$100,819	$94,147	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	300,000	293,469
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.889%	8/20/35	107,283	79,061	(b)
WaMu Mortgage Pass-Through Certificates, 2003- AR8 A	2.717%	8/25/33	150,235	152,042	(b)
WaMu Mortgage Pass-Through Certificates, 2005- AR19	0.660%	12/25/45	373,106	292,820	(b)
WaMu Mortgage Pass-Through Certificates, 2007- HY7 1A1	3.465%	7/25/37	266,109	178,865	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.262%	6/25/46	357,951	178,710	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $10,170,001)				8,446,066

MORTGAGE-BACKED SECURITIES - 4.4%
FNMA - 2.9%
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	423,674	459,891
Federal National Mortgage Association (FNMA)	2.381%	12/1/34	58,453	61,317	(b)
Federal National Mortgage Association (FNMA)	2.409%	12/1/34	42,544	44,662	(b)
Federal National Mortgage Association (FNMA)	2.039%	1/1/35	130,152	135,913	(b)
Federal National Mortgage Association (FNMA)	2.096%	3/1/35	243,099	253,814	(b)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41	1,000,000	1,087,500	(g)
Federal National Mortgage Association (FNMA)	5.500%	5/12/41	100,000	106,625	(g)

Total FNMA				2,149,722

GNMA - 1.5%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	181,541	213,377
Government National Mortgage Association (GNMA)	7.000%	3/15/36	365,865	423,287
Government National Mortgage Association (GNMA)	1.740%	1/20/60	237,187	241,016	(b)(c)
Government National Mortgage Association (GNMA)	2.331%	8/20/60	193,672	207,267	(b)

Total GNMA				1,084,947

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $3,197,605)				3,234,669

SOVEREIGN BONDS - 0.4%
Norway - 0.4%
Kommunalbanken AS, Senior Notes (Cost - $298,799)	2.375%	1/19/16	300,000	297,361	(a)

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.2%
U.S. Government Agencies - 14.1%
Federal Farm Credit Bank (FFCB), Bonds	0.550%	6/13/12	1,200,000	1,200,058
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	320,000	310,769
Federal Home Loan Bank (FHLB), Bonds	0.330%	9/30/11	1,200,000	1,200,887
Federal Home Loan Bank (FHLB), Bonds	0.320%	12/6/11	1,250,000	1,250,151
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.363%	4/1/11	1,000,000	1,000,000	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.625%	9/21/12	420,000	419,547
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.875%	2/11/14	370,000	369,346
Federal National Mortgage Association (FNMA)	4.750%	2/21/13	500,000	536,411
Federal National Mortgage Association (FNMA), Notes	0.875%	4/15/13	600,000	598,654
Federal National Mortgage Association (FNMA), Notes	1.875%	5/6/13	300,000	300,432
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	300,000	298,234
Federal National Mortgage Association (FNMA), Notes	2.375%	4/11/16	2,500,000	2,492,100

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Notes	1.000%	2/17/26	$320,000	$319,838

Total U.S. Government Agencies				10,296,427

U.S. Government Obligations - 4.1%
U.S. Treasury Bonds	4.250%	11/15/40	40,000	38,256
U.S. Treasury Notes	1.000%	1/15/14	460,000	457,736
U.S. Treasury Notes	1.250%	3/15/14	400,000	399,876
U.S. Treasury Notes	2.000%	1/31/16	250,000	248,184
U.S. Treasury Notes	2.125%	2/29/16	1,380,000	1,375,688
U.S. Treasury Notes	2.750%	2/28/18	280,000	277,878
U.S. Treasury Notes	2.875%	3/31/18	240,000	239,681

Total U.S. Government Obligations				3,037,299

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $13,393,418)				13,333,726

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		12,125	20,613	*(b)
Federal National Mortgage Association (FNMA)	8.250%		8,850	15,045	*(b)

TOTAL PREFERRED STOCKS (Cost - $524,375)				35,658

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $63,890,731)				59,735,384

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 19.3%
Commercial Paper - 8.2%
Abbey National North America LLC	0.250%	4/25/11	$755,000	754,874	(h)
Coca-Cola Co.	0.200%	6/6/11	750,000	749,686	(a)(h)
ING U.S. Funding LLC	0.270%	7/29/11	750,000	749,150	(h)
John Deere Credit Ltd.	0.200%	5/4/11	750,000	749,862	(a)(h)
Korea Development Bank	0.521%	6/17/11	750,000	749,542	(h)
Louis Dreyfus Commodities LLC	0.270%	4/11/11	750,000	749,944	(h)
National Rural Utilities Cooperative Finance Corp.	0.240%	5/2/11	750,000	749,845	(h)
Procter & Gamble Co.	0.180%	6/2/11	750,000	749,748	(a)(h)

Total Commercial Paper (Cost - $6,002,515)				6,002,651

Supranationals/Sovereigns - 0.9%
International Bank for Reconstruction & Development, Discount Notes (Cost - $639,936)	0.200%	4/19/11	640,000	639,936	(h)

U.S. Government Agencies - 6.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.210%	7/6/11	640,000	639,813	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.140%	8/11/11	1,500,000	1,499,286	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.140%	8/12/11	1,500,000	1,499,280	(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	115,000	114,971	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.210%	8/1/11	1,300,000	1,299,428	(h)

Total U.S. Government Agencies (Cost - $5,052,147)				5,052,778

Repurchase Agreements - 3.3%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/11; Proceeds at maturity - $2,419,010; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value - $2,467,380) (Cost - $2,419,000)	0.150%	4/1/11	2,419,000	2,419,000

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

TOTAL SHORT-TERM INVESTMENTS (Cost - $14,113,598)	$14,114,365

TOTAL INVESTMENTS - 100.9% (Cost - $78,004,329#)	73,849,749
Liabilities in Excess of Other Assets - (0.9)%	(694,129)

TOTAL NET ASSETS - 100.0%	$73,155,620

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	The coupon payment on these securities are currently in default as of March 31, 2011.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ARM	— Adjustable Rate Mortgage

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	4	$2,125
Eurodollar Futures, Put	3/19/12	99.25	4	3,175
Eurodollar Mid Curve 1-Year Futures, Call	4/15/11	99.00	5	250
Eurodollar Mid Curve 1-Year Futures, Put	4/15/11	99.00	5	2,781

TOTAL WRITTEN OPTIONS (Premiums received - $7,967)				$8,331

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Limited Duration Bond Portfolio (the “Fund”), is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$26,144,057	$149,940	$26,293,997
Asset-backed securities	—	7,902,904	191,003	8,093,907
Collateralized mortgage obligations	—	7,327,622	1,118,444	8,446,066
Mortgage-backed securities	—	3,234,669	—	3,234,669
Sovereign bonds	—	297,361	—	297,361
U.S. government & agency obligations	—	13,333,726	—	13,333,726
Preferred stocks	$35,658	—	—	35,658

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Total long-term investments	$35,658	$58,240,339	$1,459,387	$59,735,384
Short-term investments†	—	14,114,365	—	14,114,365

Total investments	$35,658	$72,354,704	$1,459,387	$73,849,749

Other financial instruments:
Futures contracts	3,485	—	—	3,485
Credit default swaps on corporate issues - buy protection‡	—	5,979	—	5,979

Total other financial instruments	$3,485	$5,979	—	$9,464

Total	$39,143	$72,360,683	$1,459,387	$73,859,213

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$8,331	—	—	$8,331
Futures contracts	33,723	—	—	33,723
Credit default swaps on corporate issues - buy protection‡	—	$270	—	270

Total	$42,054	$270	—	$42,324

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2010	$0 *	$137,144	$817,602	$954,746
Accrued premiums/discounts	—	0 *	—	0 *
Realized gain(loss)(1)	—	1	—	1
Change in unrealized appreciation (depreciation)(2)	(60)	(1)	(2,704)	(2,765)
Net purchases (sales)	150,000	53,859	(3,251)	200,608
Transfers into Level 3	—	—	306,797	306,797
Transfers out of Level 3	—	—		—

Balance as of March 31, 2011	$149,940	$191,003	$1,118,444	$1,459,387

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	$(60)	$(1)	$(2,704)	$(2,765)

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase

Notes to Schedule of Investments (unaudited) (continued)

agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to

Notes to Schedule of Investments (unaudited) (continued)

investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by

Notes to Schedule of Investments (unaudited) (continued)

the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held credit default swaps and written options with credit related contingent features which had a liability position of $8,601. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,186,124
Gross unrealized depreciation	(5,340,704)

Net unrealized depreciation	$(4,154,580)

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-day Eurodollar	7	3/13	$1,715,198	$1,710,713	$(4,485)
U.S. Treasury 2-Year Notes	22	6/11	4,795,540	4,798,750	3,210
U.S. Treasury 5-Year Notes	26	6/11	3,036,241	3,036,516	275

					(1,000)

Contracts to Sell:
90-day Eurodollar	7	3/12	1,733,002	1,735,038	(2,036)
U.S. Treasury 10-Year Notes	19	6/11	2,234,392	2,261,594	(27,202)

					(29,238)

Net unrealized loss on open futures contracts					$(30,238)

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	65	$15,564
Options written	63	23,995
Options closed	(96)	(30,413)
Options expired	(14)	(1,179)

Written options, outstanding March 31, 2011	18	$7,967

At March 31, 2011, the Fund held TBA securities with a total cost of $1,189,148.

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2011, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	5.000% quarterly	$1,370	$311	$1,059
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	50,000	3/20/20	5.000% quarterly	4,609	1,182	3,427
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	30,000	3/20/13	5.000% quarterly	(270)	(131)	(139)

Total	$120,000			$5,709	$1,362	$4,347

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts		Written	Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Contracts, at value	Total
Interest Rate Contracts	$3,485	$(33,723)	$(8,331)	—	$(38,569)

Credit Contracts	—	—	—	$5,709	5,709

Total	$3,485	$(33,723)	$(8,331)	$5,709	$(32,860)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$1,757
Written options	6,544
Futures contracts (to buy)	7,707,522
Futures contracts (to sell)	3,799,458

Average notional balance
Credit default swap contracts (to buy protection)	$150,000
Credit default swap contracts (to sell protection)†	168,910

†	At March 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: May 24, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date: May 24, 2011